UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2024

Chenghe Acquisition II Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42123	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Beach Road #29-11
South Beach Tower
Singapore

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+65) 9851 8611

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 par value	CHEB	NYSE American LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEB.WS	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2024, Chenghe Acquisition II Co. (the “Company”) consummated its initial public offering (“IPO”) of 8,625,000 units (the “Units”), including the issuance of 1,125,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $86,250,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-279359) for the IPO, initially filed with the U.S. Securities and Exchange Commission on May 13, 2024, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated June 7, 2024, by and between the Company, Cohen & Company Capital Markets and Seaport Global Securities, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated June 7, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 7, 2024 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, its advisory board members and the Company’s sponsor, Chenghe Investment II Limited. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 7, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration and Shareholder Rights Agreement, dated June 7, 2024, by and among the Company, the Sponsor and the Holders signatories thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated June 7, 2024, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated June 7, 2024, by and between the Company, Cohen & Company Capital Markets, Seaport Global Securities, Revere Securities, Chenghe Capital Management, and Webull Financial LLC (the “Underwriter Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated June 7, 2024, by and between the Company and the Sponsor (the “Administrative Services Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated June 7, 2024, by and between the Company and each of its directors, its executive officers and its advisory board member (each, an “Indemnity Agreement”). A copy of each Indemnity Agreement is attached as an exhibit hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement and the Underwriter Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 310,000 Units (the “Private Placement Units”) to the Sponsor and the underwriters at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,100,000. The Private Placement Units are identical to the Units included as part of the Units sold in the IPO, except that the Private Placement Units, so long as they are held by the Sponsor, underwriters or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024, in connection with the IPO, Kwan Sun, James Zhang and Ning Ma were appointed to the board of directors of the Company (the “Board”). Effective June 6, 2024, Kwan Sun, James Zhang and Ning Ma were appointed to each of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee with Ning Ma serving as chair of each of the three committees.

Following the appointment of Kwan Sun, James Zhang and Ning Ma, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consisting of Kwan Sun, will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consisting of James Zhang and Ning Ma, will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consisting of Anna Zhou and Shibin Wang, will expire at the Company’s third annual meeting of shareholders.

On June 7, 2024, each of the members of the Board, the executive officers of the Company and the members of advisory board of the Company entered into the Letter Agreement as well as an Indemnity Agreement with the Company.

In February 2024, our Sponsor paid $25,000 to cover certain expenses on our behalf in consideration of 2,875,000 founder shares (up to 375,000 shares of which are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised), for a purchase price of approximately $0.009 per share. In March 2024, our sponsor transferred an aggregate of 90,000 of its founder shares to our independent directors and advisory board member, for their board and advisory services, in each case for no cash consideration.

Other than the foregoing, none of Kwan Sun, James Zhang and Ning Ma is a party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

A total of $86,250,000, comprised of $84,450,000 of the proceeds from the IPO and $1,800,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO or such later period extended in accordance with the Amended Charter (the “Business Combination Period”), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within the Business Combination Period or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On June 7, 2024 (Eastern Time), the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 10, 2024 (Eastern Time), the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 7, 2024, by and between the Company, Cohen & Company Capital Markets and Seaport Global Securities, as representatives of the underwriters.

4.1	Warrant Agreement, dated June 7, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated June 7, 2024, by and among the Company, its executive officers, its directors, its advisory board members and Chenghe Investment II Limited.

10.2	Investment Management Trust Agreement, dated June 7, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated June 7, 2024, by and among the Company, Chenghe Investment II Limited and the Holders signatories thereto.

10.4	Private Placement Units Purchase Agreement, dated June 7, 2024 by and between the Company and Chenghe Investment II Limited.

10.5	Private Placement Units Purchase Agreement, dated June 7, 2024 by and between the Company and Cohen & Company Capital Markets, Seaport Global Securities, Revere Securities, Chenghe Capital Management, and Webull Financial LLC.

10.6	Administrative Services Agreement, dated June 7, 2024, by and between the Company and Chenghe Investment II Limited.

10.7	Indemnity Agreement, dated June 7, 2024, by and between the Company and Shibin Wang.

10.8	Indemnity Agreement, dated June 7, 2024, by and between the Company and Zhiyang Zhou.

10.9	Indemnity Agreement, dated June 7, 2024, by and between the Company and Lyle Wang.

10.10	Indemnity Agreement, dated June 7, 2024, by and between the Company and Li Qi.

10.11	Indemnity Agreement, dated June 7, 2024, by and between the Company and Kwan Sun.

10.12	Indemnity Agreement, dated June 7, 2024, by and between the Company and James Zhang.

10.13	Indemnity Agreement, dated June 7, 2024, by and between the Company and Ning Ma.

99.1	Press Release, dated June 7, 2024 (Eastern Time).

99.2	Press Release, dated June 10, 2024 (Eastern Time)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition II Co.

	By:	/s/ Anna Zhou
		Name:	Anna Zhou
		Title:	Chief Executive Officer and Director

Dated: June 13, 2024